Exhibit 10.2

AMENDMENT #2
TO TRANSITION SERVICES AGREEMENT

THIS AMENDMENT #2 TO THE TRANSITION SERVICES AGREEMENT (the “Amendment”) is effective as of March 31, 2008 (the “Effective Date”), by and among Travelport Inc. (“Travelport”) and Orbitz Worldwide, Inc. (“Orbitz”).

WITNESSETH:

WHEREAS, Orbitz and Travelport entered into a Transition Services Agreement dated as of July 25, 2007 (the “TSA”) under which each Party and their Subsidiaries agreed to provide certain Services to the other Party;

WHEREAS, each Party would like to modify certain Services to be provided by the other Party or one of its Subsidiaries, and the other Party has agreed to such requested modifications; and

WHEREAS, Travelport and Orbitz desire to amend the TSA to summarize the modifications to the Services to be provided under the TSA.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the Parties, intending to be legally bound, hereby agreed that the following modifications are made to the TSA:

1. The requested modifications to the TSA are set forth in Attachment 1, which is attached hereto and incorporated by this reference, each of which is labeled as a “Requested Modification”. For each Requested Modification, the Current TSA Provision will be replaced by the Revised TSA Provision set forth in Attachment 1. The relevant section reference to the TSA has been provided for each Requested Modification.

2. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TSA, the Separation Agreement, and the schedules and exhibits thereto.

3. Except as otherwise expressly provided herein, all terms and conditions of the TSA shall continue in full force and effect.

4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment to the TSA to be effective as of the date first above written.

Travelport Inc.	Orbitz Worldwide, Inc.

By: /s/ William J. Murphy	By: /s/ Katherine L. Abbott
Name: William J. Murphy	Name: Katherine L. Abbott
Title: Sr VP & CTO	Title: Vice President & Treasurer
Date:	Date: